                                                            Exhibit 10.21A
                                                           Execution Counterpart
                                                           ---------------------


                         CONTINENTAL CABLEVISION, INC.

                               CREDIT AGREEMENT

                                Amendment No. 1
                                ---------------

     This Agreement, dated as of September 29, 1995 is among Continental Cablevision, Inc., a Delaware corporation, certain of its subsidiaries, The First National Bank of Boston, in its capacity as Administrative Agent and as a Managing Agent for itself and the other Lenders, and The Bank of New York, in its capacity as a Managing Agent for itself and the other Lenders. The parties agree as follows:

1.  Reference to Credit Agreement; Definitions.  Reference is made to the
    ------------------------------------------
Amended and Restated Credit Agreement dated as of October 1, 1994, as in effect on the date hereof prior to giving effect to this Agreement (the "Credit
                                                                  ------
Agreement"), among the Company, its subsidiaries from time to time party
---------
thereto, the Lenders from time to time party thereto, the Administrative Agent and the Managing Agents. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are
             ------------------------
used herein with the meanings so defined. References in this Agreement to "Sections" and "Exhibits", except as the context otherwise dictates, are references to sections hereof and exhibits hereto.

2.  Amendments to Credit Agreement.  Subject to all the terms and conditions
    ------------------------------
hereof, and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is hereby amended as follows:

     2.1.  Amendment to Section 7.13.1.  Section 7.13.1 of the Credit Agreement
           ---------------------------
is amended to read in its entirety as follows:

           "7.13.1.  Consolidated Total Debt to Consolidated Operating Income.
                     --------------------------------------------------------
     On the last day of each fiscal quarter of the Company specified in the table below, Consolidated Total Debt shall not exceed the percentage specified in such table of four times Consolidated Operating Income for such fiscal quarter:

              Fiscal Quarter Ending               Percentage
              ---------------------               ----------

          September 30, 1994 through
            March 31, 1995                           690%

          June 30, 1995                              675%

          September 30, 1995                         690%

          December 31, 1995 through
            March 31, 1996                           725%

          June 30, 1996 through
            December 31, 1996                        650%

          March 31, 1997 through
            June 30, 1997                            625%

          September 30, 1997 through
            December 31, 1997                        600%

          March 31, 1998 through
            December 31, 1998                        550%

          March 31, 1999 through
            December 31, 1999                        500%

          March 31, 2000 and
            thereafter                               450%"

     2.2.  Amendment to Section 7.13.2.  Section 7.13.2 of the Credit
           ---------------------------
Agreement is amended to read in its entirety as follows:

           "7.13.2.  Consolidated Operating Cash Flow to Pro Forma Interest
                     ------------------------------------------------------
     Payments.  On the last day of each fiscal quarter of the Company specified
     --------
     in the table below, four times Consolidated Operating Cash Flow for such fiscal quarter shall equal or exceed the percentage specified in such table of Pro Forma Interest Payments for the four consecutive fiscal quarters of the Company commencing immediately after such date:

              Fiscal Quarter Ending               Percentage
              ---------------------               ----------

          September 30, 1994 through
            September 30, 1995                      150%

          December 31, 1995 through
            March 31, 1996                          145%

          June 30, 1996 through
            December 31, 1997                       150%

          March 31, 1998 through

            December 31, 1998                       175%

          March 31, 1999 and
            thereafter                              200%"

3.  Representations and Warranties.  In order to induce the Lenders to consent
    ------------------------------
to, and each of the Administrative Agent and the Managing Agents to enter into, this Agreement, each of the Company and the Guarantors represents and warrants to each of the Lenders that immediately before and after giving effect to this Agreement, no Default exists.

4.  Amendment Fee.  In the event that, on or prior to November 9, 1995, Lenders
    -------------
holding at least a majority of the Voting Percentage Interests execute and deliver to the Administrative Agent their consent to this Agreement, then, on or prior to November 16, 1995, the Company shall pay to the Administrative Agent for the account of the Lenders in accordance with their respective Voting Percentage Interests an amount equal to 1/8% of the Maximum Amount of Credit.

5.  General.  The Amended Credit Agreement and all of the other Lender
    -------
Agreements are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Lender Agreements referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Lender Agreement and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has executed this Agreement under seal by a duly authorized officer as of the date first set forth above.

                                  COMPANY:

                                  CONTINENTAL CABLEVISION, INC.


                                  By /s/ P. Eric Krauss
                                     --------------------------------
                                         Vice President and Treasurer

                                  GUARANTORS:

                                  AMERICAN CABLESYSTEMS CORPORATION
                                  AMERICAN CABLESYSTEMS NORTHEAST, INC.
                                  AMERICAN CABLESYSTEMS OF CALIFORNIA, INC.
                                  AMERICAN CABLESYSTEMS OF FLORIDA, INC.
                                  AMERICAN CABLESYSTEMS OF NEW YORK, INC.
                                  CONTINENTAL CABLEVISION ACQUISITIONS OF
                                   NORTHERN ILLINOIS, INC.
                                  CONTINENTAL CABLEVISION FLORIDA LIMITED, INC. CONTINENTAL CABLEVISION NORTHEAST
                                   LIMITED, INC.
                                  CONTINENTAL CABLEVISION NORTHERN COOK
                                   COUNTY LIMITED, INC.
                                  CONTINENTAL CABLEVISION OF CALIFORNIA, INC.
                                  CONTINENTAL CABLEVISION OF COOK COUNTY, INC.
                                  CONTINENTAL CABLEVISION OF ILLINOIS, INC.
                                  CONTINENTAL CABLEVISION OF JACKSONVILLE, INC. CONTINENTAL CABLEVISION OF MANCHESTER, INC. CONTINENTAL CABLEVISION OF
                                   MASSACHUSETTS, INC.
                                  CONTINENTAL CABLEVISION OF MICHIGAN, INC.
                                  CONTINENTAL CABLEVISION OF NEW ENGLAND, INC.
                                  CONTINENTAL CABLEVISION OF NORTHERN COOK
                                   COUNTY, INC.
                                  CONTINENTAL CABLEVISION OF OHIO, INC.
                                  CONTINENTAL CABLEVISION OF ST. LOUIS
                                   COUNTY, INC.
                                  CONTINENTAL CABLEVISION OF ST. PAUL, INC.
                                  CONTINENTAL CABLEVISION OF SIERRA
                                   VALLEYS, INC.
                                  CONTINENTAL CABLEVISION OF SOUTHERN
                                   MASSACHUSETTS, INC.
                                  CONTINENTAL CABLEVISION OF VIRGINIA, INC.

                                  CONTINENTAL CABLEVISION OF WESTERN
                                   NEW ENGLAND, INC.
                                  CONTINENTAL CABLEVISION OF WILL COUNTY, INC.
                                  CONTINENTAL CABLEVISION SATELLITE COMPANY
                                   OF NORTHERN CALIFORNIA, INC.
                                  CONTINENTAL CABLEVISION SERVICES, INC.
                                  CONTINENTAL CABLEVISION WILL COUNTY
                                   LIMITED, INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   CHICAGO, INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   FLORIDA,INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   ILLINOIS, INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   MICHIGAN, INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   MINNESOTA, INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   NEW ENGLAND, INC.
                                  CONTINENTAL SATELLITE COMPANY OF OHIO, INC.
                                  CONTINENTAL SATELLITE COMPANY OF
                                   VIRGINIA, INC.
                                  FRESNO CABLE TV LIMITED
                                  NOR CAL CABLEVISION, INC.
                                  POMPANO TELECABLE CORPORATION
                                  SAN JOAQUIN TV SERVICES, INC.
                                  TELCAB COMMUNICATIONS, INC.


                                  By /s/ P. Eric Krauss
                                     --------------------------------
                                         Vice President and Treasurer of each
                                     of the foregoing corporations

                                  AMERICAN CABLESYSTEMS OF FLORIDA,
                                   A LIMITED PARTNERSHIP

                                  By  AMERICAN CABLESYSTEMS OF FLORIDA, INC.,
                                      General Partner

                                      By /s/ P. Eric Krauss
                                         ----------------------------
                                             Vice President and Treasurer

                                  AMERICAN CABLESYSTEMS NORTHEAST,
                                   A LIMITED PARTNERSHIP

                                  By  AMERICAN CABLESYSTEMS NORTHEAST, INC.,
                                       General  Partner

                                       By /s/ P. Eric Krauss
                                          ----------------------------------
                                              Vice President and Treasurer

                                  CONTINENTAL CABLEVISION OF WILL COUNTY,
                                   A LIMITED PARTNERSHIP

                                  By  CONTINENTAL CABLEVISION OF WILL
                                       COUNTY, INC., General Partner


                                      By /s/ P. Eric Krauss
                                        ------------------------------------
                                             Vice President and Treasurer

                                  CONTINENTAL CABLEVISION OF NORTHERN
                                   COOK COUNTY, A LIMITED PARTNERSHIP

                                  By  CONTINENTAL CABLEVISION OF NORTHERN
                                       COOK COUNTY, INC., General Partner

                                       By /s/ P. Eric Krauss
                                          ----------------------------------
                                              Vice President and Treasurer

                                  MANAGING AGENTS:

                                  THE FIRST NATIONAL BANK OF BOSTON, as
                                   Administrative Agent and as a Managing Agent for itself and the other Lenders


                                  By /s/
                                     ---------------------------------------
                                     Title:

                                  THE BANK OF NEW YORK, as a Managing Agent for
                                         itself and the other Lenders


                                  By /s/
                                     ---------------------------------------
                                     Title:

          Each of the undersigned hereby consents to the foregoing Agreement:

AGENTS:

CANADIAN IMPERIAL BANK                  MELLON BANK, N.A.
  OF COMMERCE

By /s/                                  By /s/
  --------------------------               ------------------------------
  Title:                                   Title:

NATIONSBANK OF TEXAS, N.A.              THE TORONTO-DOMINION BANK


By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:


CO-AGENTS:

THE BANK OF NOVA SCOTIA                 THE BANK OF TOKYO
                                        TRUST COMPANY

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

CHEMICAL BANK, N.A.                     CITIBANK, N.A.

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

THE FIRST NATIONAL BANK                 THE FUJI BANK, LIMITED
  OF CHICAGO

By /s/                                  By /s/
  --------------------------               ------------------------------
  Title:                                   Title:

INDUSTRIAL BANK OF JAPAN                THE LONG-TERM CREDIT BANK
                                          OF JAPAN, LIMITED,
                                          NEW YORK BRANCH

By /s/                                  By /s/
  --------------------------               ------------------------------
  Title:                                   Title:

MORGAN GUARANTY                         ROYAL BANK OF CANADA
  TRUST COMPANY

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

SHAWMUT BANK                            SOCIETE GENERALE
  CONNECTICUT, N.A.

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

THE SUMITOMO BANK, LIMITED,             UNION BANK
  CHICAGO BRANCH

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

OTHER LENDERS:

THE BANK OF CALIFORNIA, N.A.            BANK OF HAWAII


By /s/                                  By /s/
   ------------------------------          ------------------------------
   Title:                                  Title:

BANK OF IRELAND, GRAND                  BANK OF MONTREAL
  CAYMAN BRANCH

By /s/                                  By /s/
  --------------------------               ------------------------------
  Title:                                   Title:

BANQUE FRANCAISE DU                     BANQUE NATIONALE DE PARIS
  COMMERCE EXTERIEUR

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:


                                        By /s/
                                           ------------------------------
                                           Title:

BANQUE PARIBAS                          COMPAGNIE FINANCIERE DE CIC
                                          ET DE L'UNION EUROPEENNE


By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:



CORESTATES BANK, N.A.                   CREDIT LYONNAIS CAYMAN
                                           ISLAND BRANCH

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

CRESTAR BANK                            THE DAI-ICHI KANGYO BANK,
                                          LIMITED, NEW YORK BRANCH


By /s/                                  By /s/
   ------------------------                ------------------------------
   Title:                                  Title:


THE DAIWA BANK, LIMITED                 DRESDNER BANK AG NEW YORK
                                          AND GRAND CAYMAN BRANCHES

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

                                        By /s/
                                           ------------------------------
                                           Title:

FIRST BANK                              FIRST FIDELITY BANK, N.A.
  NATIONAL ASSOCIATION

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

FIRST HAWAIIAN BANK                     THE FIRST NATIONAL BANK
                                          OF MARYLAND

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

FLEET NATIONAL BANK                     FUYO GENERAL LEASE
                                        (U.S.A.), INC.

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

THE HOKKAIDO TAKUSHOKU                  KLEINWORT BENSON LIMITED
  BANK, LTD.

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

THE MITSUBISHI BANK, LIMITED,           THE MITSUBISHI TRUST AND
  NEW YORK BRANCH                         BANKING CORPORATION

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

NBD BANK                                THE NIPPON CREDIT BANK, LTD.


By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

THE ROYAL BANK OF                       THE SAKURA BANK
  SCOTLAND, PLC

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

THE SANWA BANK, LIMITED                 THE SUMITOMO TRUST &
                                          BANKING CO., LTD.,
                                          NEW YORK BRANCH

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

SUN BANK, N.A.                          SWISS BANK CORPORATION,
                                          NEW YORK BRANCH

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

                                        By /s/
                                           ------------------------------
                                           Title:

THE TOKAI BANK, LIMITED                 UNITED JERSEY BANK


By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

VAN KAMPEN MERRITT PRIME                THE TOYO TRUST AND BANKING
  RATE INCOME TRUST                       CO., LTD.

By /s/                                  By /s/
   -------------------------               ------------------------------
   Title:                                  Title:

DE NATIONAL INVESTORINGS BANK


By /s/
   -------------------------
   Title: